CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Uplift Nutrition, Inc. (the "Registrant") for its quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “ Report ” ), I, Geoff Williams, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	October 28 , 2014	/s/Geoff Williams
Geoff Williams
President, and Chief Executive Officer (CEO)

Date:	October 28 , 2014	/s/ Geoff Williams
Geoff Williams
Principal Financial Officer (CFO) and Principal Accounting Officer